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USAA                                               STATEMENT OF
MUTUAL                                             ADDITIONAL INFORMATION
FUND, INC.                                         MAY 1, 2004
                                                   AS SUPPLEMENTED AND
                                                   RESTATED ON DECEMBER 1, 2004
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                             USAA MUTUAL FUND, INC.
                (S&P 500 INDEX FUND, EXTENDED MARKET INDEX FUND,
                           AND NASDAQ-100 INDEX FUND)

USAA MUTUAL FUND, INC. (the Company) is a registered investment company offering shares of seventeen no-load mutual funds, three of which are described in this statement of additional information (SAI): the S&P 500 Index Fund, the Extended Market Index Fund, and the Nasdaq-100 Index Fund (collectively, the Funds). The Funds are classified as diversified, except the Nasdaq-100 Index Fund, which is classified as nondiversified.

         With respect to the Extended Market Index Fund, the Company invests all of the Fund's investable assets in an open-end management investment company having a substantially similar investment objective as the Fund. The investment company is the Master Extended Market Index Series (Extended Market Portfolio), a series of the Quantitative Master Series Trust (Trust), advised by Merrill Lynch Quantitative Advisers, a division of Fund Asset Management, L.P. (MLQA).

         You may obtain a free copy of a prospectus dated May 1, 2004, for any of the Funds by writing to USAA Mutual Fund, Inc., 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. Each prospectus provides the basic information you should know before investing in a Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds and should be read in conjunction with a Fund's prospectus.

         The financial statements for the S&P 500 Index Fund, Extended Market Index Fund (and the Extended Market Portfolio), and Nasdaq-100 Index Fund, and the Independent Auditors' Reports thereon for the fiscal year ended December 31, 2003, are included in the accompanying annual report to shareholders of that date and are incorporated herein by reference.

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                                TABLE OF CONTENTS
PAGE
2       Valuation of Securities
3       Conditions of Purchase and Redemption
3       Additional Information Regarding Redemption of Shares
4       Investment Plans
5       Investment Policies
16      Investment Restrictions
20      Portfolio Transactions and Brokerage Commissions
22      Description of Shares
23      Tax Considerations
25      Directors and Officers of the Company
31      Trustees and Officers of the Extended Market Portfolio
37      Investment Adviser
42      Proxy Voting Policies and Procedures
45      Administrator
47      General Information
47      Calculation of Performance Data
48      Appendix A - Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting liabilities, and dividing by the number of shares outstanding.

         A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. New Year's Day 2005 falls on a Saturday, but the NYSE will be open for trading on both Friday, December 31, 2004, and Monday, January 3, 2005. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

         With respect to the Extended Market Index Fund, the Extended Market Portfolio values its equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, on the basis of market quotations or valuations furnished by a pricing service. Short-term debt obligations maturing in 60 days or less are valued at amortized cost, which approximates market value. Other assets are valued by the method that most accurately reflects their current worth in the judgment of the Board of Trustees of the Extended Market Portfolio.

         Each investor in the Extended Market Portfolio, including the Extended Market Index Fund, may add to or reduce its investment in the Extended Market Portfolio on each day that the NYSE is open for business and New York charter banks are not closed owing to customary or local holidays. As of the close of the NYSE, currently 4 p.m. (Eastern time or earlier if the NYSE closes earlier) on each such day, the value of each investor's interest in the Extended Market Portfolio will be determined by multiplying the net asset value of the Extended Market Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Extended Market Portfolio. Any additions or reductions that are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Extended Market Portfolio will then be recomputed as the percentage equal to the fraction
(1) the numerator of which is the value of such investor's investment in the Extended Market Portfolio as of the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Extended Market Portfolio effected on such day and
(2) the denominator of which is the aggregate net asset value of the Extended Market Portfolio as of 4 p.m. or the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Extended Market Portfolio by all investors in the Extended Market Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Extended Market Portfolio as of 4 p.m. or the close of the NYSE on the following day the NYSE is open for trading.

         The value of the securities of the S&P 500 Index and Nasdaq-100 Index Funds are determined by one or more of the following methods:

         Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

         Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The applicable

Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Directors, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Board of Directors has approved the use of a fair value pricing service to provide fair value adjustments to assist the Manager with the fair value pricing of a Fund's foreign securities.

         Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

         Investments in open-end investment companies are valued at their NAV at the end of each business day. Futures contracts are valued at the last quoted sales price.

         Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Directors.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (the Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you may complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in the Fund's portfolio and the Extended Market Portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

         The Board of Directors may cause the redemption of an account with a balance of less than ten shares of the Funds provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

         The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC) so that disposal of the Company's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

         For the mutual  protection  of the investor and the Funds,  the Company may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a nongovernmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA fund to purchase shares in another USAA mutual fund. There is a minimum investment required for this program of $5,000 in the originating fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

         Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

         This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

         Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

         Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal tax on current income will be deferred if you invest in Fund shares through certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of individual retirement accounts
(IRAs). You may make investments in one or any combination of the Funds described in the prospectus of each Fund of USAA Mutual Fund, Inc. and USAA Investment Trust (not available in the Growth and Tax Strategy Fund and S&P 500 Index Fund Reward Shares).

         Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P. O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

         An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

         Each employer or individual establishing a tax-deferred retirement accounts is advised to consult with a tax adviser before establishing the accounts. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The investment objectives of the Funds are described in each Fund's prospectus. There can, of course, be no assurance that each Fund will achieve its investment objective. Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Extended Market Portfolio is also not a fundamental policy.

S&P 500 INDEX FUND AND NASDAQ-100 INDEX FUND

The following is provided as additional information with respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund.

         EQUITY SECURITIES. The Funds may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) inter-est in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

         SHORT-TERM INSTRUMENTS. When a Fund experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Fund's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by (S&P) or Aa or higher by Moody's Investors Service (Moody's) or, if unrated, of comparable quality in the opinion of Northern Trust Investments , N.A. (NTI); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime1 by Moody's. If no such ratings are available, the instrument must be of comparable quality in the opinion of NTI.

         CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 1933
Act), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission (the SEC) has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. NTI anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Directors, NTI determines the liquidity of restricted securities and, through reports from NTI, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

         In reaching liquidity decisions, NTI will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

         WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. The Funds may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies, as part of a segregated account cash or liquid securities, an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         LENDING OF PORTFOLIO SECURITIES. The Funds may lend their securities in accordance with a lending policy that has been authorized by the Company's Board of Directors and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Company equal at all times to at least 100% of the value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

         No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

         REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

         FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Funds may enter into contracts for the purchase or sale for future delivery of their Index. Management of the Company has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

         At the same time a futures contract on the Index is entered into, the Fund must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by NTI may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although NTI believes that use of such contracts will benefit the Fund, these investments in futures may cause the Fund to realize gains and losses for tax purposes that would not otherwise be realized if the Fund were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

         OPTIONS ON INDEX FUTURES CONTRACTS. The Funds may purchase and write options on futures contracts with respect to their Indices. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when a Fund is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

         The writing of a call option on a futures contract with respect to an Index may constitute a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any decline which may have occurred in the Fund's holdings. The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract with respect to an Index is similar in some respects to the purchase of protective put options on the Index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk lowering securities values.

         The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         OPTIONS ON SECURITIES INDEXES. Each Fund may write (sell) covered call and put options to a limited extent on its Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Fund may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Fund.

         By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

         Each Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

         When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

         Each Fund may purchase call and put options on its Index. A Fund would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         A Fund would normally purchase put options in anticipation of a decline in the market value of its Index (protective puts). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Fund would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

         Each Fund has adopted certain other nonfundamental policies concerning index option transactions which are discussed below. Each Fund's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

         The hours of trading for options on an Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         Because options on securities indices require settlement in cash, NTI may be forced to liquidate portfolio securities to meet settlement obligations.

         ASSET COVERAGE. To assure that each Fund's use of futures and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Fund's Custodian or futures commission merchant cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

         SECURITY SUBSTITUTION. At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist. For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market. In this case, value may be added to a Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock. The Fund would effectively increase in weighting of the acquiring company in line with the hold-ing's increased weighting in the index at a price lower than that of the acquiring company's stock.

         FLOATING- AND VARIABLE-RATE OBLIGATIONS. Each Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

         OTHER INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. A Fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

         LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of the investment advisor are of comparable quality to issuers of other permitted investments of a Fund, may be used for letter of credit-backed investments.

         OBLIGATIONS OF FOREIGN GOVERNMENTS, BANKS, AND CORPORATIONS. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment adviser to be of comparable quality to the other obligations in which the Fund may invest. To the extent that such investments are consistent with its investment objective, each Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries. The Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

         In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         WARRANTS. To the extent that such investments are consistent with its investment objective, each Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. Each Fund may only purchase warrants on securities in which the Fund may invest directly.

         SECURITIES RELATED BUSINESSES. The 1940 Act limits the ability of the Funds to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities (financial companies).

EXTENDED MARKET INDEX FUND

The Extended Market Index Fund seeks to achieve its investment objective by investing all of its investable assets in the Extended Market Portfolio. The Company may withdraw the Fund's investment from the Extended Market Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Fund to do so.

         Since the investment characteristics of the Extended Market Index Fund will correspond directly to those of the Extended Market Portfolio, the following is a discussion of the various investments of and techniques employed by the Extended Market Portfolio.

         EQUITY SECURITIES. The Extended Market Portfolio may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

         SHORT-TERM INSTRUMENTS. When the Extended Market Portfolio experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Extended Market Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Extended Market Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by (S&P) or Aa or higher by Moody's Investors Service (Moody's), or, if unrated, of comparable quality in the opinion of the Extended Market Portfolio's adviser, MLQA; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Extended Market Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's. If no such ratings are available, the instrument must be of comparable quality in the opinion of MLQA.

         CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 1933
Act), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers.

         Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Extended Market Portfolio, MLQA determines the liquidity of restricted securities and, through reports from MLQA, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Extended Market Portfolio could be adversely affected.

         In reaching liquidity decisions, MLQA will consider factors that may include, among other things: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Extended Market Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Extended Market Portfolio until settlement takes place. At the time the Extended Market
Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Extended Market Portfolio identifies, as part of a segregated account cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Extended Market Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Extended Market Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Extended Market Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Extended Market Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

         LENDING OF PORTFOLIO SECURITIES. The Extended Market Portfolio may lend securities with a value not exceeding 33 1/3% of the total value of its portfolio securities to banks, brokers, and other financial organizations. In return, the Extended Market Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Extended Market Portfolio typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Extended Market Portfolio may receive a flat fee for its loans. The Extended Market Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Extended Market Portfolio could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities. Cash collateral may be invested in a money market fund managed by MLQA (or its affiliates) and MLQA may serve as the Extended Market Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

         REPURCHASE AGREEMENTS. In a repurchase agreement, the Extended Market Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to a repurchase agreement, the Extended Market Portfolio could experience delays in recovering either its cash or selling securities subject to the repurchase agreement. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Extended Market

Portfolio could experience a loss. In all cases, MLQA must find the creditworthiness of the other party to the transaction satisfactory. The Extended Market Index Portfolio may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days together with all other illiquid securities.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

         FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Extended Market Portfolio may enter into contracts for the purchase or sale for future delivery of the Index. Management of the Extended Market Portfolio has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

         At the same time a futures contract on the Index is entered into, the Extended Market Portfolio must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Extended Market Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Extended Market Portfolio will incur brokerage fees when it purchases or sells futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participant entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by MLQA may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although MLQA believes that use of such contracts will benefit the Extended Market Portfolio, these investments in futures may cause the Extended Market Portfolio to realize gains and losses for tax purposes that would not otherwise be realized if the Extended Market Portfolio were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

         OPTIONS ON INDEX FUTURES CONTRACTS. The Extended Market Portfolio may purchase and write options on futures contracts with respect to the Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when the Extended Market Portfolio is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

         The writing of a call option on a futures contract with respect to the Index may constitute a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Extended Market Portfolio will retain the full amount of the option premium that provides a partial hedge against any decline which may have occurred in the Extended Market Portfolio's holdings. The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Extended Market Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Extended Market Portfolio intends to purchase. If a put or call option the Extended Market Portfolio has written is exercised, the Extended Market Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Extended Market Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract, with respect to the Index, is similar in some respects to the purchase of protective put options on the Index. For example, the Extended Market Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

         The amount of risk the Extended Market Portfolio assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         OPTIONS ON SECURITIES INDEXES.  The Extended Market Portfolio may write
(sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Extended Market Portfolio may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Extended Market Portfolio.

         By writing a covered call option, the Extended Market Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Extended Market Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

         The Extended Market Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

         When the Extended Market Portfolio writes an option, an amount equal to the net premium received by the Extended Market Portfolio is included in the liability section of the Extended Market Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Extended Market Portfolio enters into a closing purchase transaction, the Extended Market Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Extended Market Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Extended Market Portfolio.

         The Extended Market Portfolio may purchase call and put options on the Index. The Extended Market Portfolio would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Extended Market Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Extended Market Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Extended Market Portfolio would normally purchase put options in anticipation of a decline in the market value of the Index (protective puts). The purchase of a put option would entitle the Extended Market Portfolio, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Extended Market Portfolio would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

         The Extended Market Portfolio has adopted certain other nonfundamental policies concerning index option transactions which are discussed herein. The Extended Market Portfolio's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

         The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         Because options on securities indices require settlement in cash, MLQA may be forced to liquidate portfolio securities to meet settlement obligations.

         ASSET COVERAGE. To assure that the Extended Market Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Extended Market Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Extended Market Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Extended Market Portfolio's commitment with respect to these instruments or contracts.

                             INVESTMENT RESTRICTIONS

Certain investment restrictions of the Funds and Portfolio have been adopted as fundamental policies of the Funds or Portfolio, as the case may be. A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Funds or Portfolio, as the case may be. Majority of the outstanding voting securities under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (1) 67% or more of the outstanding voting securities of the Funds or Portfolio, as the case may be, present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Funds or Portfolio, as the case may be, are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Funds or Portfolio, as the case may be.

S&P 500 INDEX FUND

As a matter of fundamental policy, the S&P 500 Index Fund may not:

         (1) with respect to 75% of its total assets, purchase the securities of any issuer (except U.S. government securities, as such term is defined in the 1940 Act) if, as a result, it would own more than 10% of the outstanding voting securities of such issuer or it would have more than 5% of the value of its total assets invested in the securities of such issuer;

         (2) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

         (3) invest 25% or more of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities;

         (4) issue senior securities, except as permitted under the 1940 Act;

         (5) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

         (6) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

         (7) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

         (8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Fund. The Board of Directors may change this additional restriction without notice to or approval by the shareholders.

         The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

         The Fund has a policy regarding how 80% of its assets will be invested. Such policy may be changed upon 60 days' written notice to the Fund's shareholders.

NASDAQ-100 INDEX FUND

As a matter of fundamental policy, the Nasdaq-100 Index Fund may not:

         (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

         (2) concentrate its investments (I.E. hold 25% or more of its total assets in the stocks of a particular industry or group of related industries), provided, however, that (i) this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements thereto); and provided further that (ii) the Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries;

         (3) issue senior securities, except as permitted under the 1940 Act;

         (4) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

         (5) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

         (6) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

         (7) purchase or sell real estate, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Fund. The Board of Directors may change this additional restriction without notice to or approval by the shareholders.

         The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

         The Fund has a policy regarding how 80% of its assets will be invested. Such policy may be changed upon 60 days' written notice to the Fund's shareholders.

EXTENDED MARKET INDEX FUND

With respect to the Extended Market Index Fund, whenever the Company is requested to vote on a fundamental policy of the Extended Market Portfolio, the Company will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. The percentage of the Company's votes representing Fund shareholders not voting will be voted by the Directors of the Company in the same proportion as the Fund shareholders who do, in fact, vote.

         As a matter of fundamental policy, the Extended Market Index Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

         (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

         (2) concentrate its investments (I.E. hold 25% or more of its total assets in the stocks of a particular industry or group of related industries), provided, however, that (i) this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements thereto); and provided further that (ii) the Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries;

         (3) issue senior securities, except as permitted under the 1940 Act;

         (4) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

         (5) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

         (6) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

         (7) purchase or sell real estate, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

         The Fund is classified as a diversified fund under the 1940 Act and is subject to the diversification requirements of the 1940 Act. In addition, the Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the Code). To ensure that the Fund satisfies these requirements, the Declaration of Trust requires that the Extended Market Portfolio be managed in compliance with the Code requirements as though such requirements were applicable to the Extended Market Portfolio. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar, or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of the diversification requirements of the Code. These requirements will be satisfied at the Extended Market Portfolio level and not at the level of the Fund based upon a ruling received from the Internal Revenue Services (IRS), which entitles the Fund to "look through" the shares of the Extended Market Portfolio of the underlying investments of the Extended Market Portfolio for purposes of these diversification requirements.

         As a matter of fundamental policy, the Extended Market Portfolio may not:

         (1)  make  any  investment   inconsistent   with  the  Extended  Market
Portfolio's classification as a diversified company under the Investment Company Act;

         (2) invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S.
government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index; the Extended Market Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index;

         (3)  make  investments  for  the  purpose  of  exercising   control  or
management;

         (4) purchase or sell real estate, except that, to the extent permitted by law, the Extended Market Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

         (5) make loans to other persons, except that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, banker's acceptances, repurchase agreements, or any similar instruments shall not be deemed to be the making of a loan, and except further that the Extended Market Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Trust's Registration Statement, as it may be amended from time to time;

         (6) issue senior securities to the extent such issuance would violate applicable law;

         (7) borrow money, except that (i) the Extended Market Portfolio may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Extended Market Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Extended Market Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Extended Market Portfolio may purchase securities on margin to the extent permitted by applicable law. The Extended Market Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Extended Market Portfolio's investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies;

         (8) underwrite securities of other issuers, except insofar as the Extended Market Portfolio technically may be deemed an underwriter under the Securities Act in selling portfolio securities;

         (9) purchase or sell commodities or contracts on commodities, except to the extent that the Extended Market Portfolio may do so in accordance with applicable law and the Trust's Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

ADDITIONAL RESTRICTIONS

In addition, the Trust has adopted nonfundamental restrictions that may be changed by the Board of Trustees without shareholder approval. Like the fundamental restrictions, none of the nonfundamental restrictions, including but not limited to restrictions (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental restrictions, the Fund may not:

         (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

         (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Fund's Registration Statement.

         (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed, or put to the issuer of a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

         (d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options, and futures.

         (e) Change its policy of investing, under normal circumstances, at least 80% of its net assets in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days' prior written notice of such change.

         If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

         For purposes of investment restriction (2), industry means any one or more of the industry subclassifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Trust management.

         The securities held in the Extended Market Portfolio generally may not be purchased from, sold, or loaned to the Manager or its affiliates or any of their directors, officers, or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

S&P 500 INDEX FUND AND NASDAQ-100 INDEX FUND

With respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund, NTI is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, NTI or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Funds are frequently placed by NTI with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         NTI seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Funds taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Funds to reported commissions paid by others. NTI reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         NTI is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Funds with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         Higher commissions may be paid to firms that provide research services to the extent permitted by law. NTI may use this research information in managing the Funds' assets, as well as the assets of other clients.

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to NTI, it is the opinion of the management of the Funds that such information is only supplementary to NTI's own research effort, since the information must still be analyzed, weighed and reviewed by NTI's staff. Such information may be useful to NTI in providing services to clients other than the Funds, and not all such information is used by NTI in connection with the S&P 500 Index and Nasdaq-100 Index Funds. Conversely, such information provided to NTI by brokers and dealers through whom other clients of NTI effect securities transactions may be useful to NTI in providing services to the S&P 500 Index and Nasdaq-100 Index Funds.

         In certain instances there may be securities that are suitable for the S&P 500 Index and Nasdaq-100 Index Funds as well as for one or more of NTI's other clients. Investment decisions for the Funds and for NTI's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds.

         For the fiscal years ended December 31, 2003 and 2002, the S&P 500 Index Fund paid brokerage commissions in the amount of $203,111 and $352,902, respectively, and paid no affiliated brokerage commissions. For the period August 13, 2001 through December 31, 2001, the S&P 500 Index Fund paid brokerage commissions in the amount of $234,999 and paid no affiliated brokerage commissions. Prior to August 13, 2001, the S&P 500 Index Fund was in a master-feeder structure through which the S&P 500 Index Fund invested all of its investable assets in the Equity 500 Index Portfolio, a separately registered investment company advised by Deutsche Asset Management, Inc. (DAMI). For the period of August 13, 2001 through ended December 31, 2001, the Equity 500 Index Portfolio paid brokerage commissions in the amount of $371,823 and paid no affiliated brokerage commissions.

         For the years ended December 31, 2003, 2002, and 2001 the Nasdaq-100 Index Fund paid brokerage commissions in the amounts of $25,155, $14,957, and $13,097, respectively. The Fund paid no affiliated brokerage commissions.

EXTENDED MARKET INDEX FUND

With respect to the Extended Market Index Fund, MLQA is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Extended Market Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, to MLQA or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Extended Market Portfolio are frequently placed by MLQA with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Extended Market Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         MLQA seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Extended Market Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Extended Market Portfolio to reported commissions paid by others. MLQA reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         For the years ended December 31, 2003, 2002, and 2001, the Extended Market Portfolio paid brokerage commissions in the amount of $60,748, $26,712, and $71,064. For the years ended December 31, 2003, 2002, and 2001, the Extended Market Portfolio paid $3,041, $1,721, and $331, respectively, to Merrill Lynch as affiliated brokerage commissions.

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

         For the years ended December 31, the Funds' portfolio turnover rates were as follows:

                      FUND                    2003                    2002
                S&P 500 Index Fund            0.70%                    9.00%
                Extended Market Index Fund   14.53%*                  28.14%*
                Nasdaq-100 Index Fund         5.23%                   11.01%

  *  REPRESENTS THE PORTFOLIO TURNOVER RATE OF THE EXTENDED MARKET PORTFOLIO.

                              DESCRIPTION OF SHARES

Each Fund is a series of the Company and is diversified, except for the Nasdaq-100 Index Fund, which is nondiversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on October 14, 1980. The Company is authorized to issue shares in separate series or Funds. There are seventeen mutual funds in the Company, three of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval. The S&P 500 Index Fund was established by the Board of Directors on February 9, 1996, and commenced public offering of its shares on May 2, 1996. The S&P 500 Index Fund offers two classes of shares, one identified as the Member Class and one identified as the Reward Class. The Reward Class was established by the Board of Directors on February 20, 2002, and commenced public offering of its shares on May 1, 2002. The Extended Market Index and Nasdaq-100 Index Funds were established by the Board of Directors on July 19, 2000, and commenced public offering of their shares on October 30, 2000.

         Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Directors determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board of Directors. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

         Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of the Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

         Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

         Except as permitted by the SEC, whenever the Extended Market Index Fund is requested to vote on matters pertaining to the Extended Market Portfolio, the Fund will hold a meeting of its shareholders and will cast all of its votes in the same proportion as the votes of its shareholders. The shareholders who do not vote will have their votes cast by the Directors or officers of the Company in the same proportion as the Fund's shareholders who do, in fact, vote.

         The Extended Market Portfolio, in which all the Assets of the Extended Market Fund will be invested, is organized as a trust under the laws of the state of Delaware. The Portfolio's Declaration of Trust provides that the Extended Market Index Fund and other entities investing in the Portfolio (E.G., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Extended Market Portfolio. However, the risk of the Extended Market Index Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Extended Market Portfolio itself was unable to meet its obligations. Accordingly, the Company's Directors believe that neither the Extended Market Index Fund nor you will be adversely affected by reason of the Fund's investing in the Extended Market Portfolio.

         Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and the excess of its net short-term capital gain over its net short-term capital loss for the taxable year (Distribution Requirement).

         To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and other income (including gains from options and futures) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

         The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year,
(2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures contracts a Fund derives with respect to its business of investing in securities will be treated as qualifying income under the 90% test.

         A Fund may invest in certain futures and in "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain (the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes, without in either case increasing the cash available to it.

         Code section 1092 (dealing with straddles) also may affect the taxation of certain options and futures contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale"rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

         Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant. Fund dividends attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" earned by individuals (as described in each Fund's prospectus).

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if the Fund pays the dividend during the following January.

         The Extended Market Portfolio is not subject to federal income taxation. Instead, the Extended Market Index Fund and other investors investing in the Extended Market Portfolio must take into account, in computing their federal income tax liability, their share of the Extended Market Portfolio's income, gain, loss, deduction, credit and tax preference items, without regard to whether they have received any cash distributions from the Extended Market Portfolio.

         Distributions the Extended Market Index Fund receives from the Extended Market Portfolio generally will not result in the Fund's recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash it receives exceeds its basis in its interest in the Extended Market Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Extended Market Portfolio and includes a disproportionate share of any unrealized receivables held by the Extended Market Portfolio; and (3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Extended Market Portfolio and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Extended Market Portfolio generally will equal the amount of cash and the basis of any property that the Fund invests in the Extended Market Portfolio, increased by the Fund's share of income from the Extended Market Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Extended Market Portfolio.

         Any gain or loss a shareholder realizes on the redemption or other disposition of shares of a Fund, or on receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any such gain a non-corporate shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% maximum federal income tax rate mentioned in each Fund's prospectus. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares. Additionally, any account maintenance fee deducted from a shareholder's account will be treated as taxable income even though not received by the shareholder.

         If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                      DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors consists of six Directors who supervise the business affairs of the Company. The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including subadvisers, IMCO, and its affiliates.

         Set forth below are the Non-Interested Directors, the Interested Director, and officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED DIRECTORS


NAME, ADDRESS*         POSITION(S)      TERM OF          PRINCIPAL OCCUPATION(S)         NUMBER OF                 OTHER PUBLIC
AND AGE                HELD WITH        OFFICE** AND     DURING PAST 5 YEARS             PORTFOLIOS                DIRECTORSHIPS
                       FUND             LENGTH OF                                        IN FUND
                                        TIME SERVED                                      COMPLEX
                                                                                         OVERSEEN BY DIRECTOR
===================================================================================================================================
Barbara B. Dreeben     Director         Director since   President, Postal Addvantage    Four registered           None
(59)                                    January 1994     (7/92-present), which is a      investment companies
                                                         postal mail list management     consisting of 38 funds
                                                         service.
-----------------------------------------------------------------------------------------------------------------------------------

Robert L. Mason, Ph.D. Director         Director since   Institute Analyst, Southwest    Four registered           None
(58)                                    January 1997     Research Institute              investment companies
                                                         (3/02-present); Staff Analyst,  consisting of 38 funds
                                                         Southwest Research Institute
                                                         (9/98-3/02); which focuses
                                                         in the fields of technological
                                                         research.

-----------------------------------------------------------------------------------------------------------------------------------
Michael F. Reimherr    Director         Director since   President of Reimherr Business  Four registered           None
(59)                                    January 2000     Consulting (5/95-present),      investment companies
                                                         which performs business         consisting of 38 funds
                                                         valuations of large companies
                                                         to include the development
                                                         of annual business plans,
                                                         budgets, and internal financial
                                                         reporting.
-----------------------------------------------------------------------------------------------------------------------------------
Laura T. Starks, Ph.D. Director         Director since   Charles E and Sarah M Seay      Four registered           None
(54)                                    May 2000         Regents Chair Professor of      investment companies
                                                         Finance, University of Texas    consisting of 38 funds
                                                         at Austin (9/96-present).
-----------------------------------------------------------------------------------------------------------------------------------
Richard A. Zucker      Director***      Director since   Vice President, Beldon Roofing  Four registered
(61)                                    January 1992     and Remodeling (7/85-present).  investment companies
                                                                                         consisting of 38 funds
===================================================================================================================================

* The address for each Non-Interested Director is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each director is twenty (20) years or until the director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

*** Effective November 17, 2004, Mr. Zucker is  serving as interim Chair of  the
    Fund's Board of Directors.

Director and officers of the Company who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.

INTERESTED DIRECTOR


NAME, ADDRESS*         POSITION(S)      TERM OF          PRINCIPAL OCCUPATION(S)         NUMBER OF                 OTHER PUBLIC
AND AGE                HELD WITH        OFFICE AND       DURING PAST 5 YEARS             PORTFOLIOS                DIRECTORSHIPS
                       FUND             LENGTH OF                                        IN FUND
                                        TIME SERVED                                      COMPLEX
                                                                                         OVERSEEN BY DIRECTOR
===================================================================================================================================
Christopher W.         Director,        Director since   President and Chief Executive   Five registered           None
Claus (43)             President, and   February 2001    Officer, Director, and Vice     investment companies
                       Vice Chairman                     Chairman of the Board of        consisting of 43 funds
                       of the Board of                   Directors, USAA Investment
                       Directors                         Management Company (IMCO)
                                                         (2/01-present); Senior Vice
                                                         President of Investment Sales
                                                         and Service, IMCO (7/00-2/01);
                                                         Vice President, Investment Sales
                                                         and Service, IMCO (12/94-7/00).
                                                         Mr. Claus also serves as President,
                                                         Director, and Chairman of the Board
                                                         of Directors of USAA Shareholder
                                                         Account Services. He also holds the
                                                         officer position of Senior Vice
                                                         President of the USAA Life Investment
                                                         Trust, a registered investment company
                                                         offering five individual funds.

===================================================================================================================================

* The address of the Interested Director and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

NAME, ADDRESS*         POSITION(S)      TERM OF          PRINCIPAL OCCUPATION(S)         NUMBER OF                 OTHER PUBLIC
AND AGE                HELD WITH        OFFICE AND       DURING PAST 5 YEARS             PORTFOLIOS                DIRECTORSHIPS
                       FUND             LENGTH OF                                        IN FUND
                                        TIME SERVED                                      COMPLEX
                                                                                         OVERSEEN BY DIRECTOR
===================================================================================================================================
Clifford A. Gladson    Vice President   Vice President   Senior Vice President,          Five registered           None
(53)                                    since May 2002   Fixed Income Investments IMCO   investment companies
                                                         (9/02-present); Vice President, consisting of 43 funds
                                                         Fixed Income Investments, IMCO
                                                         (5/02-9/02); Vice President,
                                                         Mutual Fund Portfolios, IMCO,
                                                         (12/99-5/02).  Mr. Gladson also
                                                         holds the officer position of
                                                         Vice President of the USAA Life
                                                         Investment Trust, a registered
                                                         investment company offering
                                                         five individual funds.
-----------------------------------------------------------------------------------------------------------------------------------
Stuart Wester (57)     Vice President   Vice President   Vice President, Equity          Five registered           None
                                        since May 2002   Investments, IMCO (1/99-        investment companies
                                                         present). Mr. Wester also       consisting of 43 funds
                                                         holds the officer position
                                                         of Vice President of the USAA
                                                         Life Investment Trust, a registered
                                                         investment company offering
                                                         five individual funds.
-----------------------------------------------------------------------------------------------------------------------------------
Mark S. Howard (41)    Secretary        Secretary since  Senior Vice President, USAA     Five registered           None
                                        September 2002   Life Insurance Company (USAA    investment companies
                                                         Life)/IMCO/USAA Financial       consisting of 43 funds
                                                         Planning Services (FPS) General
                                                         Counsel, USAA (10/03-present);
                                                         Senior Vice President, Securities
                                                         Counsel, USAA (12/02-10/03);
                                                         Senior Vice President,
                                                         Securities Counsel and
                                                         Compliance, IMCO (1/02-12/02);
                                                         Vice President, Securities
                                                         Counsel & Compliance, IMCO
                                                         (7/00-1/02); and Assistant
                                                         Vice President, Securities
                                                         Counsel, USAA (2/98-7/00).
                                                         Mr. Howard also holds the
                                                         officer positions of Senior
                                                         Vice President, Secretary
                                                         and Counsel for USAA Life, IMCO,
                                                         FPS, USAA Shareholder Account
                                                         Services, and USAA Financial
                                                         Advisors, Inc. (FAI); and Secretary
                                                         of the USAA Life Investment Trust,
                                                         a registered investment company
                                                         offering five individual funds.
-----------------------------------------------------------------------------------------------------------------------------------
David M. Holmes (44)   Treasurer        Treasurer since  Senior Vice President, Life/    Five registered           None
                                        June 2001        IMCO/FPS Senior Financial       investment companies
                                                         Officer, USAA (12/02-present);  consisting of 43 funds
                                                         Senior Vice President,
                                                         Senior Financial Officer, IMCO
                                                         (6/01-12/02); Vice President,
                                                         Senior Financial Officer, USAA
                                                         Real Estate Company (RealCo)
                                                         (12/97-5/01). Mr. Holmes also holds
                                                         the officer positions of Senior Vice
                                                         President, Senior Financial officer
                                                         and Treasurer of USAA Life, IMCO, USAA
                                                         Shareholder Account Services, FPS, and FAI;
                                                         and Treasurer of the USAA Life Investment
                                                         Trust, a registered investment company
                                                         offering five individual funds.
===================================================================================================================================

* The address of the Interested Director and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

NAME, ADDRESS*         POSITION(S)      TERM OF          PRINCIPAL OCCUPATION(S)         NUMBER OF                 OTHER PUBLIC
AND AGE                HELD WITH        OFFICE AND       DURING PAST 5 YEARS             PORTFOLIOS                DIRECTORSHIPS
                       FUND             LENGTH OF                                        IN FUND
                                        TIME SERVED                                      COMPLEX
                                                                                         OVERSEEN BY DIRECTOR
===================================================================================================================================

Eileen M. Smiley (44)  Assistant        Assistant        Vice President, Securities      Five registered           None
                       Secretary        secretary since  Counsel, USAA (2/04- present);  investment companies
                                        February 2003    Assistant Vice President,       consisting of 43 funds
                                                         Securities Counsel, USAA (1/03-
                                                         2/04); Attorney, Morrison &
                                                         Foerster, LLP (1/99-1/03). Ms.
                                                         Smiley also holds the officer
                                                         positions of Vice President
                                                         and Assistant Secretary of IMCO,
                                                         FPS, and FAI; and Assistant
                                                         Secretary of the USAA Life
                                                         Investment Trust, a registered
                                                         investment company offering
                                                         five individual funds.

-----------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo, Jr.   Assistant        Assistant        Assistant Vice President,       Five registered           None
(43)                   Treasurer        Treasurer        Portfolio Accounting/Financial  investment companies
                                        since July 2000  Administration, USAA (12/02-    consisting of 43 funds
                                                         present); Assistant Vice
                                                         President, Mutual Fund Analysis
                                                         & Support, IMCO (10/01-12/02);
                                                         Executive Director, Mutual Fund
                                                         Analysis & Support, IMCO (6/00-10/01);
                                                         Director, Mutual Fund Analysis,
                                                         IMCO (9/99-6/00). Mr. Galindo
                                                         also holds the officer position
                                                         of Assistant Treasurer of the USAA
                                                         Life Investment Trust, a registered
                                                         investment company offering five
                                                         individual funds.

------------------------------------------------------------------------------------------------------------------------------------

Jeffrey D. Hill    Chief Compliance     Chief Compliance Assistant Vice President,       Five registered           None
(36)               Officer              Officer since    Mutual Funds Compliance, USAA   investment companies
                                        September 2004   (9/04-present); Assistant Vice  consisting of 43 funds
                                                         President, Investment
                                                         Management Administration &
                                                         Compliance, USAA (12/02-9/04);
                                                         Assistant  Vice President, Investment
                                                         Management Administration & Compliance,
                                                         IMCO (9/01-12/02); Senior Manager,
                                                         Investment Management Assurance
                                                         and Advisory Services, KPMG LLP
                                                         (6/98-8/01). Mr. Hill also holds the
                                                         officer position of Chief Compliance
                                                         Officer of the USAA Life Investment
                                                         Trust, a registered investment
                                                         company offering five individual
                                                         funds.
===================================================================================================================================

* The address of the Interested Director and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended December 31, 2003, the Board of Directors held meetings six times. A portion of these meetings is devoted to various committees' meetings of the Board of Directors, which focus on particular matters. In addition, the Board of Directors may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Directors has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

         EXECUTIVE COMMITTEE: Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company that may be delegated to it by the Board. Directors Claus and Zucker are members of the Executive Committee.

         AUDIT COMMITTEE: The Audit Committee of the Board of Directors reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Directors Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended December 31, 2003, the Audit Committee held meetings three times.

         PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters that have been delegated to it by the Board. Directors Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended December 31, 2003, the Pricing and Investment Committee held meetings four times.

         CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and independent Directors. Directors Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended December 31, 2003, the Corporate Governance Committee held meetings three times.

         In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing, and Terri L. Luensmann, Senior Vice President, Investment Operations. There are no family relationships among the Directors, officers, and managerial level employees of the Company.

         The following table sets forth the dollar range of total equity securities beneficially owned by the Directors of the Company Funds listed in this SAI and in all the USAA family of funds overseen by the Directors as of the calendar year ended December 31, 2003.


                                                                                        USAA FAMILY
                                  S&P 500        EXTENDED MARKET      NASDAQ-100         OF FUNDS
                                INDEX FUND         INDEX FUND         INDEX FUND          TOTAL
INTERESTED DIRECTOR

Christopher W. Claus          Over $100,000         $0-$10,000            None         Over $100,000

NON INTERESTED DIRECTORS

Barbara B. Dreeben               $0-$10,000            None               None         Over $100,000
Robert L. Mason                     None               None               None         Over $100,000
Michael F. Reimherr           Over $100,000            None               None         Over $100,000
Laura T. Starks                     None               None               None         Over $100,000
Richard A. Zucker             Over $100,000            None               None         Over $100,000

The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended December 31, 2003.

NAME                               AGGREGATE          TOTAL COMPENSATION
OF                                COMPENSATION          FROM THE USAA
DIRECTOR                         FROM THE COMPANY      FAMILY OF FUNDS (B)

INTERESTED DIRECTOR
Christopher W. Claus                 None (a)                None (a)

NON INTERESTED DIRECTOR
Barbara B. Dreeben                   $ 11,625               $ 46,500
Robert L. Mason                      $ 12,375               $ 49,500
Michael F. Reimherr                  $ 11,625               $ 46,500
Laura T. Starks                      $ 11,625               $ 46,500
Richard A. Zucker                    $ 12,375               $ 49,500


(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE COMPANY'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE COMPANY OR ANY OTHER FUND OF THE USAA FUND COMPLEX.

(B) AT DECEMBER 31, 2003, THE FUND COMPLEX CONSISTED OF FIVE REGISTERED INVESTMENT COMPANIES OFFERING 43 INDIVIDUAL FUNDS. EACH DIRECTOR PRESENTLY SERVES AS A DIRECTOR OR TRUSTEE ON FOUR OF THE INVESTMENT COMPANIES IN THE FUND COMPLEX, EXCLUDING THE USAA LIFE INVESTMENT TRUST, WHICH CONSISTS OF FIVE FUNDS AVAILABLE TO THE PUBLIC ONLY THROUGH THE PURCHASE OF CERTAIN VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES OFFERED BY USAA LIFE INSURANCE COMPANY.

         No compensation is paid by a Fund to any Director/Trustee who is a Director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of December 31, 2003, the officers and Directors of the Company and their immediate families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

         As of March 31, 2004, USAA and its affiliates owned 3,220,554 Reward Shares (2.3%) of the USAA S&P 500 Index Fund and no shares of the Extended Market Index Fund or the Nasdaq-100 Index Fund.

         The Company knows of no other persons who, as of March 31, 2004, held of record or owned beneficially 5% or more of the voting stock of the shares of the S&P 500 Index Fund, the Extended Market Index Fund, or the Nasdaq-100 Index Fund.

             TRUSTEES AND OFFICERS OF THE EXTENDED MARKET PORTFOLIO

The Trustees consist of five individuals, four of whom are not "interested persons" of the Trust as defined in the Investment Company Act (non-interested Trustees). The Trustees are responsible for the overall supervision of the operations of each Series and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

         Each non-interested Trustee is a member of the Trust's Audit Committee (the Committee). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Trust's independent accountants, including the resolution of disagreements regarding financial reporting between Trust management and such independent accountants. The Committee's responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Trust, (ii) discuss with the independent accountants certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit;
(iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants' independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls and Trust management's responses thereto. The Board of the Trust has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee met four times during the fiscal year ended December 31, 2003.

         Each non-interested Trustee is also a member of the Board's Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Trustees of the Trust and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Trust's non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustee made by Trust shareholders or by Trust management as it deems appropriate. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee is newly formed and did not meet during the Trust's fiscal year ended December 31, 2003.

         BIOGRAPHICAL INFORMATION. Certain biographical and other information relating to the non-interested Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P., (MLIM/FAM-advised funds) and other public directorships.

                                                                                   NUMBER OF
               POSITION HELD  TERM OF        PRINCIPAL OCCUPATION(S)               MLIM/FAM-            PUBLIC
NAME, ADDRESS* WITH THE TRUST OFFICE**       DURING PAST FIVE YEARS                ADVISED FUNDS        DIRECTORSHIPS
AND AGE OF                    AND LENGTH OF                                        AND PORTFOLIOS
TRUSTEE                       TIME SERVED                                          OVERSEEN

Donald W.      Trustee        Trustee since  General Partner of The Burton         23 registered        ITC DeltaCom Inc. (tele-
Burton (59)                   2002           Partnership, Limited Partnership (an  investment companies communications); ITC
                                             Investment Partnership) since 1979;   consisting of 36     Holding Company, Inc.
                                             Managing General Partner of the South portfolios           (telecommunications);
                                             Atlantic Venture Funds since 1983;                         Knology, Inc. (telecommuni-
                                             Member of the Investment Advisory                          cations); MainBancorp,
                                             Committee of the Florida State Board                       N.A. (bank holding company);
                                             of Administration since 2001.                              PriCare, Inc. (healthcare);
                                                                                                        Symbion, Inc. (healthcare)

M. Colyer Crum Trustee        Trustee since  James R. Williston Professor of       24 registered        Cambridge
(71)                          2000           Investment Management Emeritus,       investment companies Bancorp
                                             Harvard Business School since 1996;   consisting of
                                             James R. Williston Professor of       37 portfolios
                                             Investment Management, Harvard
                                             Business School from 1971 to 1996.

Laurie Simon   Trustee        Trustee since  Professor of Finance and Economics,   23 registered        None
Hodrick (41)                  2000           Graduate School of Business, Columbia investment companies
                                             University since 1998; Associate      consisting of
                                             Professor of Finance and Economics,   36 portfolios
                                             Graduate School of Business, Columbia
                                             University from 1996 to 1998.

David H. Walsh Trustee        Trustee since  Consultant with Putnam Investments    23 registered        Watson Pharmaceutical Inc.
(62)                          2003           since 1993 and employed in various    investment companies (pharmaceutical company)
                                             capacities therewith from 1971 to     consisting of 36
                                             1992; Director, the National Audubon  portfolios
                                             Society since 1998; Director, the
                                             American Museum of Fly Fishing since
                                             1998.

Fred G. Weiss  Trustee        Trustee since  Managing Director of FGW Associates   23 registered        Watson Pharmaceutical
(62)                          2000           since 1997; Vice President, Planning  investment companies Inc. (pharmaceutical
                                             Investment, and Development of Warner consisting of        company)
                                             Lambert Co. from 1979 to 1997;        34 portfolios
                                             Director of BTG International PLC (a
                                             global technology commercialization
                                             company) since 2001; Director of
                                             the Michael J. Fox Foundation for
                                             Parkinson's Research since 2000.

 * The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.

** Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Fund's by-laws, charter or by statute, or until December 31 of the year in which he or she turns 72.

Certain biographical and other information regarding to the Trustee who is an officer and an "interested person" of the Trust as defined in the Investment Company Act (the interested Trust) and the other officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held.

                               TERM OF
               POSITION(S)     OFFICE*** AND                                             NUMBER OF
NAME, ADDRESS* HELD WITH THE   LENGTH OF TIME   PRINCIPAL OCCUPATION(S) DURING PAST      MLIM/FAM-ADVISED FUNDS      PUBLIC
AND AGE        TRUST           SERVED           FIVE YEARS                               AND PORTFOLIOS OVERSEEN     DIRECTORSHIPS

Terry K.       President and   President and    President and Chairman of the            123 registered investment   None
Glenn ** (63)  Trustee         Trustee****      MLIM/FAM advised Funds since 1999;       companies consisting of
                               since 1996       Chairman (Americas Region) of MLIM       160 portfolios
                                                from 2000 to 2002; Executive Vice
                                                President of MLIM and FAM (which terms
                                                as used herein include their corporate
                                                predecessors) from 1983 to 2002;
                                                President of FAM Distributors, Inc.
                                                ("FAMD" or the "Distributor") from
                                                1986 to 2002 and Director thereof from
                                                1991 to 2002; Executive Vice President
                                                and Director of Princeton Services,
                                                Inc. ("Princeton Services") from 1993
                                                to 2002; President of Princeton
                                                Administrators, L.P. from 1988 to
                                                2002; Director of Financial Data
                                                Services, Inc. from 1985 to 2002.

Robert C.      Senior Vice     Senior Vice      President of the MLIM and FAM since      41 registered               None
Doll, Jr. (48) President       President since  2001; Co-Head (Americas Region)          investment companies
                               2000             thereof from 2000 to 2001 and Senior     consisting of  65
                                                Vice President thereof from 1999 to      portfolios
                                                2001; Director of Princeton Services;
                                                Chief Investment Officer of
                                                Oppenheimer Funds, Inc. in 1999 and
                                                Executive Vice President thereof from
                                                1991 to 1999.

Donald C.      Vice            Vice President   First Vice President of MLIM since       122 registered investment   None
Burke (43)     President       since 1996 and   1997 and the Treasurer thereof since     companies consisting of
               and Treasurer   Treasurer since  1999; Senior Vice President and          159 portfolios
                               1999             Treasurer of Princeton Services since
                                                1999; Vice President of FAMD since
                                                1999; Vice President of MLIM and FAM
                                                from 1990 to 1997; Director of
                                                Taxation of MLIM since 1990.


                               TERM OF
               POSITION(S)     OFFICE*** AND                                             NUMBER OF
NAME, ADDRESS* HELD WITH THE   LENGTH OF TIME   PRINCIPAL OCCUPATION(S) DURING PAST      MLIM/FAM-ADVISED FUNDS      PUBLIC
AND AGE        TRUST           SERVED           FIVE YEARS                               AND PORTFOLIOS OVERSEEN     DIRECTORSHIPS

Jeffrey B.     Vice            Vice President   Director (Global Fixed Income) of        1 registered investment     None
Hewson (51)    President       since 2000       MLIM and certain investment of its       companies consisting of 3
                                                affiliates since 1998; Vice President    portfolios
                                                of MLIM and certain of its affiliates
                                                from 1989 to 1998; Portfolio
                                                Manager MLIM and certain of its
                                                affiliates since 1985.

Philip Green   Vice            Senior Vice      Senior Vice  President  of MLIM since    1 registered investment     None
(38)           President       President Vice   1999; investment  Managing  Director     company consisting of 3
                               President since  and company Portfolio Manager of         portfolios
                               1999             Global Institutional  Services  at
                                                Bankers Trust from 1997 to 1999;  Vice
                                                President of Quantitative  Equities at
                                                Bankers Trust in 1996; Vice President
                                                of Asset Allocations  Strategies at
                                                Bankers Trust from 1994 to 1996; Vice
                                                President of Foreign  Exchange and
                                                Currency Overlay Strategies at
                                                Bankers Trust from 1988 to 1999;
                                                Assistant Treasurer of Asset
                                                Management Group at Bankers  Trust
                                                from 1985 to 1998.

Richard Vella  Vice            Vice President   Managing Director and Head of Global     4 registered investment     None
(46)           President       since 1999       Index and Enhanced Index products for   companies consisting of
                                                Merrill Lynch Quantitative Advisors     10 portfolios
                                                since 1999; Managing Director and
                                                Head of the Global Index and Enhanced
                                                Index business at Bankers Trust from
                                                1984 to 1999.


                               TERM OF
               POSITION(S)     OFFICE*** AND                                             NUMBER OF
NAME, ADDRESS* HELD WITH THE   LENGTH OF TIME   PRINCIPAL OCCUPATION(S) DURING PAST      MLIM/FAM-ADVISED FUNDS      PUBLIC
AND AGE        TRUST           SERVED           FIVE YEARS                               AND PORTFOLIOS OVERSEEN     DIRECTORSHIPS

Frank Viola    Vice            Vice President   Managing Director of MLIM and head of    7 registered investment     None
(38)           President       since 2002       the Global Fixed Income Structured       companies consisting of 5
                                                Asset Team Since 2002. Director          portfolios
                                                (Global Fixed Income) of MLIM from
                                                2000 to 2001 and Vice President from
                                                1996 to 2000.

Phillip S.     Secretary       Secretary        First Vice President of MLIM             122 registered              None
Gillespie (39)                 since 2003       Since 2001; Director of MLIM             investment
                                                From 2000 to 2001; Vice President of     companies
                                                MLIM from 1998 to 2000; Attorney         consisting of 159
                                                Associated with MLIM since 1998;         portfolios
                                                Assistant General Counsel of
                                                Chancellor LGT Asset Management, Inc.
                                                from 1997 to 1998; Senior Counsel and
                                                Attorney in the Division of
                                                Investment Management and the
                                                Office of General Counsel at the
                                                U.S. Securities and Exchange
                                                Commission from 1993 to 1997


o THE ADDRESS FOR EACH OFFICER LISTED IS P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

** MR. GLENN IS A DIRECTOR, TRUSTEE OR MEMBER OF AN ADVISORY BOARD OF CERTAIN OTHER INVESTMENT COMPANIES FOR WHICH FAM OR MLIM ACTS AS INVESTMENT ADVISER. MR. GLENN IS AN "INTERESTED PERSON," AS DEFINED IN THE INVESTMENT COMPANY ACT, OF THE TRUST BASED ON HIS FORMER POSITIONS WITH FAM, MLIM, FAMD, PRINCETON SERVICES AND PRINCETON ADMINISTRATORS.

*** ELECTED BY AND SERVES AT THE PLEASURE OF THE BOARD OF TRUSTEES OF THE TRUST.

****AS A TRUSTEE MR. GLENN SERVES UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED, UNTIL DECEMBER 31 OF THE YEAR IN WHICH HE TURNS 72, OR UNTIL EARLIER OF HIS DEATH, RESIGNATION, OR REMOVAL AS PROVIDED IN THE FUND'S BY-LAWS, CHARTER OR BY STATUTE.

         SHARE OWNERSHIP. Information regarding each Trustee's share ownership in the Trust and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee (Supervised Merrill Lynch Funds) as of December 31, 2003, is set forth in the chart below.

                                                      AGGREGATE DOLLAR RANGE OF
                        AGGREGATE DOLLAR RANGE         SECURITIES IN SUPERVISED
NAME                    OF EQUITY IN THE FUND            MERRILL LYNCH FUNDS

INTERESTED TRUSTEE:
    Terry K. Glenn              None                         over $100,000

NON INTERESTED TRUSTEES:

    Donald W. Burton            None                         over $100,000
    M. Colyer Crum              None                         over $100,000
    Laurie Simon Hodrick        None                         over $100,000
    David H. Walsh              None                         over $100,000
    Fred G. Weiss               None                         over $100,000

         As of March 31, 2004, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Trust. As of December 31, 2003, none of the non-interested Trustees of the Trust nor any of their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (ML & Co.).

                            COMPENSATION OF TRUSTEES

The Trust pays each non-interested Trustee a combined fee for service on the Board and the Committee of $6,000 per year plus $1,000 per in-person Board meeting attended and $1,000 per in-person Committee meeting attended. The Trust pays the Chairman of the Committee an additional fee of $1,000 per year. The Trust reimburses each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

         The following table shows the aggregate compensation earned by the non-interested Trustees and the aggregate compensation paid to them by all MLIM/ FAM-advised funds in each case for the calendar year ended December 31, 2003.

                                                                    AGGREGATE
                                                                  COMPENSATION
                                                 PENSION OR         FROM THE
                                                 RETIREMENT     CORPORATION AND
                                              BENEFITS ACCRUED      MLIM/FAM-
                               AGGREGATE         AS PART OF         ADVISED
                             COMPENSATION       CORPORATION      FUNDS PAID TO
NAME                       FROM CORPORATION      EXPENSES        DIRECTORS(2)

Donald W. Burton              $19,000              None           $ 203,750
M. Colyer Crum*               $21,000              None           $ 229,583
Laurie Simon Hodrick          $19,000              None           $ 203,750
J. Thomas Touchton**          $ 6,667              None           $  28,666
David H. Walsh+               $ 9,000              None           $ 138,042
Fred G. Weiss                 $19,000              None           $ 203,750

     (2) FOR THE NUMBER OF MLIM/FAM-ADVISED FUNDS FROM WHICH EACH TRUSTEE RECEIVED COMPENSATION, SEE THE TABLE ON PAGE 33.

      *  CHAIRMAN OF THE COMMITTEE.
     **  MR. TOUCHTON RETIRED AS A TRUSTEE EFFECTIVE JANUARY 1, 2003.
     !   MR.  WALSH   BECAME  A  TRUSTEE   OF  THE  TRUST  AND   CERTAIN   OTHER
MLIM/FAM-ADVISED FUNDS EFFECTIVE JULY 7, 2003.

                               INVESTMENT ADVISER

As described  in each Fund's  prospectus,  USAA  Investment  Management  Company
(IMCO) is the manager and investment adviser, providing the services under a Management Agreement with respect to the S&P 500 Index Fund and the Extended Market Index Fund and an Advisory Agreement with respect to the Nasdaq-100 Index Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Fund, Inc. from its inception.

         In addition to the services it provides under the Management and Advisory Agreements, IMCO advises and manages the investments of USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by IMCO were approximately $47 billion, of which approximately $29 billion were in mutual fund portfolios.

ADVISORY AND MANAGEMENT AGREEMENTS

With respect to the Extended Market Index Fund, under the Management Agreement, IMCO presently monitors the services provided by MLQA to the Extended Market Portfolio. IMCO receives no fee for providing these monitoring services. In the event the Fund's Board of Directors determines it is in the best interests of the Fund's shareholders to withdraw its investment in the Extended Market Portfolio, IMCO would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay IMCO an annual fee of 0.30% of the Fund's ANA, accrued daily and paid monthly.

         With respect to the S&P 500 Index Fund, and the Extended Market Index Fund, the Management Agreement will remain in effect until June 30, 2004. With respect to the Nasdaq-100 Index Fund, the Advisory Agreement will remain in effect until June 30, 2004. The Management Agreement and the Advisory Agreement (Agreements) will continue in effect from year to year thereafter for the Funds as long as it is approved at least annually by a vote of the outstanding voting securities of the Funds (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Funds) including a majority of the Directors who are not interested persons of IMCO or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. These Agreements may be terminated at any time by either the Company or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

         From time to time IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO has voluntarily agreed to limit the annual expenses of the S&P 500 Index Fund Member Shares to 0.19%, the S&P 500 Index Fund Reward Shares to 0.09%, the Extended Market Index Fund to 0.50%, and the Nasdaq-100 Index Fund to 0.80% of each Fund's ANA, respectively, and will reimburse the Funds for all expenses in excess of such limitations. IMCO may modify or terminate any such waiver or reimbursement at any time without prior notice to shareholders.

         For the fiscal years or periods ended December 31, 2003, 2002, and 2001, MLQA earned $12,393, $9,830, and $4,976, respectively, as compensation for investment advisory services provided to the Extended Market Portfolio.

         For the last three fiscal years or periods ended December 31, IMCO earned advisory fees as follows:

    FUND                    2003            2002            2001
S&P 500 Index            $1,930,724     $2,278,017      $1,083,054
Extended Market Index      --              --                --
Nasdaq-100 Index         $  161,712     $  108,225      $  89,670

         As a result of the Funds' expenses exceeding the expense limitations, IMCO did not receive advisory fees to which it would have been entitled as follows:

   FUND                               2003          2002         2001

S&P 500 Index - Member Shares      $588,801     $1,898,634     $103,452
S&P 500 Index - Reward Shares      $138,814     $  176,994        n/a
Extended Market Index                --            --              --
Nasdaq-100 Index                   $153,300     $ 108,225      $ 89,670


         In addition, IMCO did not receive reimbursement for other operating expenses to which it would have been entitled as follows:


   FUND                      2003          2002       2001
Extended Market Index       $34,798      $ 81,405   $102,589
Nasdaq-100 Index              --             --     $ 94,061

         SUBADVISER TO THE S&P 500 INDEX AND NASDAQ-100 INDEX FUNDS. IMCO has entered into a subadvisory agreement (Subadvisory Agreement) with NTI, which is located at 50 S. LaSalle Street, Chicago, Illinois 60675. Under the Subadvisory Agreement, NTI is responsible for the day-to-day management of the assets of the S&P 500 Index Fund and the Nasdaq-100 Index Fund pursuant to each Fund's investment objective and restrictions. For its services, with respect to the S&P 500 Index Fund, NTI receives a fee from IMCO at an annual rate equal to 0.02% of the Fund's average daily net assets on amounts up to $1.5 billion; 0.01% of daily net assets for the next $1.5 billion; and 0.005% of the Fund's average daily net assets that exceed $3 billion. For its services with respect to the Nasdaq-100 Index Fund, NTI receives a fee from IMCO equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund's average daily net assets on amounts up to $100 million; 0.04% of daily net assets for amounts over $100 million and up to $250 million; and 0.03% of daily net assets for amounts over $250 million. For the annual period ended September 30, 2004, NTI has agreed to waive the minimum fee of $50,000. The Subadvisory Agreement is subject to the same approval of the Board of Directors as the oversight and renewal of the Management Agreement. NTI has agreed to provide to the Funds, among other things, analysis and statistical and economic data and information concerning the compilation of the S&P 500 Index and the Nasdaq100 Index(R)1, including portfolio composition. Both the Management Agreement and the Subadvisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors and (ii) by a majority of the Directors of the Fund who are not parties to the Advisory Agreement or the Subadvisory Agreement or affiliates of any such party. The Management Agreement may be terminated on sixty (60) days' written notice by any such party and will terminate automatically if assigned. The Subadvisory Agreement may be terminated on sixty (60) days' written notice by NTI or at any time by IMCO and will terminate automatically if assigned. Asset allocation, index and modeling strategies are employed by NTI for other investment companies and accounts advised or sub-advised by NTI. If these strategies indicate particular securities should be purchased or sold at the same time by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by NTI. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

APPROVAL OF ADVISORY AGREEMENTS

         INTRODUCTION. IMCO serves as the manager or investment adviser for the S&P 500 Index Fund, the Extended Market Index Fund, and the Nasdaq-100 Index Fund pursuant to management and investment advisory agreements between the Company and IMCO (the IMCO Advisory Agreements). In addition, Northern Trust Investments, N.A. (NTI) serves as the subadviser of the S&P 500 Index and Nasdaq-100 Index Funds pursuant to a subadvisory agreement with IMCO (the NTI Subadvisory Agreement). The IMCO Advisory Agreements and the NTI Subadvisory Agreement are sometimes referred to collectively in this SAI as the Advisory Agreements.

         The IMCO Advisory Agreement for the S&P 500 Index and Nasdaq-100 Index Funds was last approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Company (the Independent Directors), on April 14, 2004, for a one-year period ending June 30, 2005. With respect to the S&P 500 Index Fund, the NTI Subadvisory Agreement was initially approved by the directors, including a majority of the Independent Directors, on February 27, 2003, for a two-year period ending April 30, 2005. With respect to the Nasdaq-100 Index Fund, the NTI Subadvisory Agreement was initially approved by the directors, including a majority of the Independent Directors, on September 24, 2003, for a two-year period ending September 30, 2005. The IMCO Advisory Agreement for the Extended Market Index Fund was last approved by the Board of Directors, including a majority of the Independent Directors, on April 14, 2004, for the period ending June 30, 2005. At the meeting, the Independent Directors were represented by independent counsel to assist them in connection with their consideration of the Advisory Agreements. In advance of each meeting, the Directors received substantial information relating to the Advisory Agreements and each of the investment advisers and subadvisers then being considered, and were given the opportunity to ask questions and request additional information from management. After full consideration of a variety of factors, the Board of Directors, including the Independent Directors, voted unani-


[footnote]
1 The Nasdaq-100(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and have been licensed for use by USAA Mutual Fund, Inc. The Nasdaq-100 Index Fund (the "Product(s)") is not sponsored, sold or promoted by the Corporations and the Corporations make no representation about the advisability of investing in them. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

mously at each meeting to approve each Advisory Agreement then under consideration. In approving each Advisory Agreement, the Directors did not identify any single factor as all-important or controlling. Throughout their deliberations, the Non-Interested Directors were represented and assisted by independent counsel.

         IMCO ADVISORY AGREEMENT AND NTI SUBADVISORY AGREEMENT FOR THE S&P 500 INDEX FUND. During its deliberations with respect to the IMCO Advisory Agreement for the S&P 500 Index Fund in April 2004, the Board noted that IMCO had been responsible for managing the overall operations of the Fund continuously since its inception in May 1996. The Board considered the quality of the services provided by IMCO over this period and its success in monitoring the performance of the Fund. The Board noted that IMCO would be responsible for paying NTI its fees for subadvisory services in the subadvisory arrangement and that IMCO had agreed to cap total expenses of the Member Shares of the Fund under the advisory arrangement at 0.35 of 1% of the Fund's average net assets (ANA) and the Reward Shares of the Fund under the advisory arrangement at 0.17 of 1% of the Fund's ANA.

         As part of the review process, the Board examined comparative information concerning the fees charged by investment advisers of similar mutual funds, the expense ratios of the Fund and comparable mutual funds and the performance of the Fund and comparable mutual funds over various time periods. The Board also examined financial information provided by IMCO concerning the profitability to IMCO and its affiliated companies attributable to operating the Fund. Based upon these and other factors, the Board determined that the fees payable to IMCO under the Advisory Agreement were reasonable and approved the IMCO Advisory Agreement with respect to the S&P 500 Index Fund.

         In approving the NTI Subadvisory Agreement with respect to the S&P 500 Index Fund, the Board considered that NTI purchased the passive index management business of Deutsche Asset Management, Inc. (DAMI) and that the portfolio managers who had been managing the Fund as employees of DAMI would continue to manage the Fund as employees of NTI. In addition, the Board considered the experience and success of NTI in managing similar index products and the qualifications of the individuals at NTI responsible for these investment activities. The Board considered the ability and willingness of NTI to devote appropriate resources to managing the assets of the Fund under the subadvisory arrangement, the reasonableness of the fees proposed to be paid to NTI for these services, and the likelihood that IMCO and NTI will be able to work together effectively to pursue the Fund's investment objective in the subadvisory arrangement. Based upon these and other factors, the Board determined that the fees payable by IMCO to NTI under the NTI Subadvisory Agreement were reasonable and approved the NTI Subadvisory Agreement. Throughout their deliberations, the Non-Interested Directors were represented and assisted by independent counsel.

         IMCO ADVISORY AGREEMENT AND NTI SUBADVISORY AGREEMENT FOR THE NASDAQ-100 INDEX FUND. During its consideration of the IMCO Advisory Agreement for the Nasdaq-100 Index Fund in April 2004, the Board considered the experience and success of IMCO in monitoring the investment activities of other investment advisers of index products. The Board considered the commitment provided by IMCO to cap expenses of the Nasdaq-100 Index Fund at 0.80% of its ANA. The Board reviewed information concerning the fees charged by other investment advisers for managing similar mutual fund products that seek to track the performance of similar indexes and the total expense ratios of comparable mutual funds. Based upon these and other factors, the Board determined that the fees payable by the Funds to IMCO under the IMCO Advisory Agreement were reasonable and approved the Advisory Agreement for the Nasdaq-100 Index Fund for an additional one-year period.

         In approving the NTI Subadvisory Agreement with respect to the Nasdaq-100 Index Fund on April 14, 2004, the Board considered numerous factors including NTI's investment performance record managing similar funds and accounts, the reasonableness of the fees proposed to be paid by IMCO to NTI for these services, and the likelihood that IMCO and NTI would be able to work together effectively to pursue the Fund's investment objective. Throughout their deliberations, the Non-Interested Directors were represented and assisted by independent counsel.

         IMCO ADVISORY AGREEMENT FOR THE EXTENDED MARKET INDEX FUND. During its deliberations with respect to the approval of the IMCO Advisory Agreement for the Extended Market Index Fund in April 2003 the Board considered the fact that the Fund would operate in a master-feeder structure through which the Fund would invest all of its investable assets in a separate registered investment company advised by Merrill Lynch Quantitative Advisers, a division of Fund Asset Management, L.P. (MLQA). The Board noted the success of IMCO in managing the S&P 500 Index Fund using substantially the same master-feeder structure and IMCO's effectiveness in monitoring the activities of the investment adviser for the underlying master fund of the S&P 500 Index Fund. The Board also considered the fact that IMCO receives no investment advisory fee for serving as the investment adviser of the Extended Market Index Fund so long as the Fund is operated in a master-feeder structure. In addition, the Board considered the projected total expenses of the Fund and the commitment by IMCO to cap the total expenses of the Fund at .50 of 1% of the Fund's ANA. As part of the approval process, the Board reviewed information concerning the fees charged by other investment advisers for managing similar mutual fund products that seek to track the performance of a similar index and the total expense ratios of comparable mutual funds. Based upon these and other factors, the Board approved the IMCO Advisory Agreement with respect to the Extended Market Index Fund for an additional one-year term. Throughout their deliberations, the Non-Interested Directors were represented and assisted by independent counsel.

APPROVAL OF MANAGEMENT AGREEMENT FOR EXTENDED MARKET PORTFOLIO

In connection with its consideration of the Investment Advisory Agreement, the Board of Trustees of the Trust reviewed information derived from a number of sources and covering a range of issues. In connection with its consideration of the Investment Advisory Agreement, the Board of Trustees of the Trust reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Trust by the Extended Market Portfolio Investment Adviser under the Investment Advisory Agreement, as well as other services provided by the Extended Market Portfolio Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Extended Market Portfolio Investment Adviser and its affiliates provide administrative services, shareholders services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Trust. The Board also considered the Extended Market Portfolio Investment Adviser's costs of providing services, and the direct and indirect benefits to the Extended Market Portfolio Investment Adviser from its relationship with the Trust. The benefits considered by the Board included not only the Extended Market Portfolio Investment Adviser's compensation for investment advisory services under the Extended Market
Portfolio Investment Advisory Agreement, but also the Trust's profitability to the Extended Market Portfolio Investment Adviser and the compensation paid to the Extended Market Portfolio Investment Adviser or its affiliates for other non-advisory services provided to the Trust. The Trustees also considered the Extended Market Portfolio Investment Adviser's access to research services from brokers to which the Extended Market Portfolio Investment Adviser may have allocated Trust brokerage in a "soft dollar" arrangement. In connection with its consideration of the Extended Market Portfolio Investment Advisory Agreement, the Board also compared the Trust's advisory fee rate, expense ratios and historical performance to those of comparable funds. Based, in part, on this comparison, and taking into account the various services provided to the Trust by the Extended Market Portfolio Investment Adviser and its affiliates as well as the nature of the Trust's passive investment strategies, the Board concluded that the investment advisory fee rate was reasonable.

         The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Trust to participate in any economies of scale that the Extended Market Portfolio Investment Adviser may experience as result of growth in the Trust's assets. Based on the information reviewed and the discussions, the Board of Trustees of the Trust, including a majority of the non-interested Trustees, concluded that the investment advisory fee rate was reasonable in relation to the services provided. The non-interested Trustees were represented by independent counsel who assisted the non-interested Trustees in their deliberations.

CODE OF ETHICS

The Funds, the Manager, and NTI each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Company's Board of Directors reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager, MLQA, and NTI regarding compliance with their respective codes of ethics.

         Additionally, while the officers and employees of the Funds, the Manager, MLQA, and NTI may engage in personal securities transactions, they are restricted by the procedures in the Codes of Ethics, which they have adopted. These Codes of Ethics were designed to ensure that the shareholders' interests come before those of the individuals who manage their funds. The Codes of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades.

         Copies of the Joint Code of Ethics for IMCO and the Funds, and the codes of ethics for each of NTI and MLQA have been filed with the SEC and are available for public view.

                      PROXY VOTING POLICIES AND PROCEDURES

The Company's Board of Directors has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally votes proxies in a manner to maximize the value of the Funds' investments and in accordance with these proxy voting procedures. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines), as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

         To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS' recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee will be summarized and presented to the Funds' Board of Directors at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

         Copies of the Manager's complete proxy voting policies and procedures and summaries of the ISS Guidelines are available (i) without charge, upon request, by calling 1-800-531-8448; (ii) at USAA.COM; and (iii) on the SEC's web site at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES FOR THE EXTENDED MARKET PORTFOLIO

The Trust's Board of Trustees has delegated to the Trust investment adviser authority to vote all proxies relating to the Trust's portfolio securities. The Trust investment adviser has adopted policies and procedures (Proxy Voting Procedures) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Trust's portfolios. Pursuant to these Proxy Voting Procedures, the Trust investment advis-er's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Trust portfolio and its shareholders, and to act in a manner that the Trust investment adviser believes is most likely to enhance the economic value of the securities held by the Trust portfolio. The Proxy Voting Procedures are designed to ensure that the Trust investment adviser considers the interests of its clients, including the Trust portfolios, and not the interests of Trust investment adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Trust investment adviser's interest and those of the Trust investment adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Trust investment adviser has formed a Proxy Voting Committee (the Committee). The Committee is comprised of the Trust investment adviser's Chief Investment Officer (the CIO), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Trust investment adviser's Legal department appointed by the Trust investment adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Trust investment adviser. No person with any investment banking, trading, retail brokerage, or research responsibilities for the Trust investment adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Trust investment adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including an Trust portfolio, that has delegated proxy voting authority to the Trust investment adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Trust investment adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Trust investment adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Trust investment adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Trust portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Trust investment adviser will generally seek to vote proxies over which the Trust investment adviser exercises voting authority in a uniform manner for all the Trust investment adviser's clients, the Committee, in conjunction with an Trust portfolio's portfolio manager, may determine that the Trust portfolio's specific circumstances require that its proxies be voted differently.

         To assist the portfolio investment adviser in voting proxies, the Committee has retained Institutional Shareholder Services (ISS). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the portfolio investment adviser by ISS include in-depth research, voting recommendations (although the Trust investment adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Trust portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Trust investment adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Trust investment adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Trust investment adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Trust portfolio.

         From time to time, the Trust investment adviser may be required to vote proxies in respect of an issuer where an affiliate of the Trust investment adviser (each, an Affiliate), or a money management or other client of the

Trust investment adviser (each, a Client) is involved. The Proxy Voting Procedures and the Trust investment adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Trust investment adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Trust investment adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Trust investment adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Trust investment adviser's normal voting guidelines or, on matters where the Trust investment adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Trust investment adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Trust investment adviser's fiduciary duties.

         In addition to the general principles outlined above, the Trust investment adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Trust investment adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Trust portfolio's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Trust investment adviser has adopted specific voting guidelines with respect to the following proxy issues:

         * Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

         * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors; history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

         * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

         * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

         * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

         * Routine proposals related to requests regarding the formalities of corporate meetings.

         * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

         * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

                                  ADMINISTRATOR

Under an Administration and Servicing Agreement effective May 1, 2001, as amended February 20, 2002, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Directors; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, with respect to the S&P 500 Index Fund, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.06% of the average daily net assets of the Fund; with respect to the Extended Market Index Fund, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.38%, up to 0.10% of this fee shall be paid to MLQA for subadministrative services; and with respect to the Nasdaq-100 Index Fund, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.35% of the average net assets of the Fund. We may also delegate one or more of our responsibilities to others at our expense.

         Under an Investment Accounting Agreement between the Company and The Northern Trust Company (Northern Trust), Northern Trust is obligated on a continuous basis to provide a variety of investment accounting. Northern Trust also is responsible for calculating the net asset value of the Fund and preparing and maintaining all related accounts and records. The Company is not obligated to make any payments to Northern Trust for its services under the Agreement. Any fees to be charged by Northern Trust for these services will be paid by NTI.

         Prior to August 13, 2001, the S&P 500 Index Fund invested all of its investable assets into the Equity 500 Index Portfolio, a separately registered investment company currently advised DAMI. Prior to April 30, 2001, the Equity 500 Index Portfolio was advised by Bankers Trust. For the fiscal year ended December 31, 2001, Bankers Trust and DAMI earned $0 as compensation for administrative and other services provided to the Equity 500 Portfolio regarding the master feeder relationship. For the fiscal year ended December 31, 2001, DAMI earned $0 for compensation for administrative and other services provided to the S&P 500 Index Fund as subadvisor.

         Under the administration and services agreement between the Extended Market Portfolio and MLQA, MLQA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Extended Market Portfolio reasonably deems necessary for the proper administration of the
Extended Market Portfolio. MLQA will generally assist in all aspects of the Extended Market Portfolio's operations; supply and maintain office facilities (which may be in MLQA's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, Bylaws, investment objectives and policies, and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

         For the last three fiscal years or periods ended December 31, IMCO earned administrative and other services fees as follows:

       FUND                    2003           2002         2001
 S&P 500 Index              $1,158,420       $792,445        --
 Extended Market Index      $  165,483       $ 84,286    $ 73,290
 Nasdaq-100 Index           $  282,996       $189,394    $156,930

         As a result of the Funds' expenses exceeding the expense limitations, IMCO did not receive administrative and other services fees to which it would have been entitled as follows:

       FUND                    2003           2002         2001
 S&P 500 Index                  --            --            --
 Extended Market Index     $ 165,483         $ 84,286    $ 73,290
 Nasdaq-100 Index              --            $172,646    $156,930

UNDERWRITER

The Company has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency
Agreement, each Fund pays the Transfer Agent an annual fixed fee of $26 per account, except the S&P 500 Index Fund, which pays the Transfer Agent an annual fixed fee of $20 per account. The fee is subject to change at any time.

         The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses, which are incurred at the specific direction of the Company. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                               GENERAL INFORMATION

CUSTODIAN

The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Funds' investments. State Street Bank and Trust Company, P. O. Box 1713, Boston, MA 02105, is the custodian for the Nasdaq-100 Index Fund. The Northern Trust Company, 50 S. LaSalle Street, Chicago, IL 60675, serves as custodian for the S&P 500 Index Fund. Northern Trust will comply with the affiliated self-custodian provisions of Rule 17f-2 under the 1940 Act. J.P. Morgan Chase, 4 Chase MetroTech, 18th Floor, Brooklyn, New York 11245 is the custodian for the Extended Market Index Fund and the Extended Market Portfolio.

COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave. NW, 2nd Floor, Washington, DC 20036-1221, will review certain legal matters for the Company in connection with the shares offered by the prospectus. Shearman & Sterling, 599 Lexington Avenue, New York, New York 10174 serves as counsel to the Extended Market Portfolio.

INDEPENDENT AUDITORS

Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, was appointed the Company's independent auditor for the Funds starting with 2002 fiscal year-end audits. In this capacity the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

                         CALCULATION OF PERFORMANCE DATA

Information regarding the total return of the Funds is provided under COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?" in its prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which the Fund's price per share is calculated.

TOTAL RETURN

The Funds may advertise performance in terms of average annual total return for 1, 5-, and 10-year periods, ended December 31, 2003, or for such lesser periods as the Funds have been in existence. (In addition, each Fund may from time to time advertise performance of the Fund for periods commencing on the date any subadviser(s) began managing the Fund, or for periods of less than one year.)

S&P 500 INDEX FUND (MEMBER SHARES)           1 YEAR       5 YEAR     FROM 5/1/96
================================================================================
Return Before Taxes                           28.05%      -0.83%       8.86%
Return After Taxes on Distributions           27.78%      -1.41%       8.24%
Return After Taxes on
  Distributions and Sale of Fund Shares       18.54%      -0.97%       7.45%

S&P 500 INDEX FUND (REWARD SHARES)           1 YEAR       5 YEAR     FROM 5/1/02
================================================================================
Return Before Taxes                           28.27%        n/a        3.07%
Return After Taxes on Distributions           27.96%        n/a        2.60%
Return After Taxes on
  Distributions and Sale of Fund Shares       18.71%        n/a        2.37%

EXTENDED MARKET INDEX FUND                   1 YEAR       5 YEAR   FROM 10/27/00
================================================================================
Return Before Taxes                           43.44%        n/a       -0.03%
Return After Taxes on Distributions           43.35%        n/a       -0.34%
Return After Taxes on
  Distributions and Sale of Fund Shares       28.37%        n/a       -0.21%

NASDAQ-100 INDEX FUND                        1 YEAR       5 YEAR   FROM 10/27/00
================================================================================
Return Before Taxes                           47.92%        n/a      -21.49%
Return After Taxes on Distributions           47.92%        n/a      -21.49%
Return After Taxes on
  Distributions and Sale of Fund Shares       31.15%       n/a       -17.44%

         The  calculation  assumes  any charges  are  deducted  from the initial
$1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts. For periods after December 31, 1996, performance does not reflect the annual $10 account maintenance fee for the S&P 500 Index Fund, which fee is waived for accounts of $10,000 or more. As of December 31, 2003, the S&P 500 Index Fund's Member Shares average account size was approximately $15,617.53 and the Reward Shares average account size was approximately $285,662.55.


                      APPENDIX A - SHORT-TERM DEBT RATINGS

MOODY'S MUNICIPAL

MIG-1/VMIG1          This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2          This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

               o Leading market positions in well-established industries.

               o High rates of return on funds employed.

               o Conservative  capitalization  structures with moderate reliance on debt and ample asset protection.

               o Broad margins in earning  coverage of fixed  financial  charges and high internal cash generation.

               o Well-established  access to a range of  financial  markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DOMINION COMMERCIAL PAPER

R-1 (high)        Short-term  debt rated "R-1  (high)" is of the highest  credit quality,  and indicates an entity that pos sesses unquestioned ability  to  repay  current  liabilities  as  they  fall  due.
                  Entities  rated in this cate  gory  normally  maintain  strong
                  liquidity    positions,    conservative    debt   levels   and
                  profitability,   which  is  both  stable  and  above  average.
                  Companies  achieving an "R-1 (high)"  rating are normally lead ers in structurally  sound industry segments with proven track
                  records,   sustainable   positive   future   results   and  no
                  substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1
                  (high)," few entities are strong enough to achieve this rating.

R-1 (middle)      Short-term  debt rated "R-1  (middle)"  is of superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough defi nition, which Dominion has for the "R-1
                  (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exempli fy above average strength in key areas of consideration for debt protection.

R-1 (low)         Short-term  debt rated "R-1 (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating cat egories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)         Short-term  debt rated "R-2" is of adequate credit quality and within the three subset grades,  debt  protection  ranges from having  reasonable  ability for timely  repayment  to a level, which is con sidered only just  adequate.  The  liquidity  and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios  in  these  areas.  Alternative  sources  of  liquidity
                  support  are  considered   satisfactory;   however,  even  the
                  strongest  liquidity  support will not improve the  commercial paper  rating  of the  issuer.  The  size  of the  entity  may restrict its  flexibility,  and its rela tive  position in the industry  is not  typically  as  strong  as an  "R-1  credit."
                  Profitability  trends, past and future, may be less favorable,
                  earnings  not  as  stable,   and  there  are  often   negative
                  qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3(middle),
R-3 (low)         Short-term  debt rated  "R-3" is  speculative,  and within the three subset  grades,  the capacity for timely  payment ranges from mildly  speculative  to doubtful.  "R-3"  credits tend to have weak liq uidity and debt ratios,  and the future trend of these ratios is also unclear.  Due to its speculative  nature, companies  with "R-3" ratings would normally have very limited access to  alternative  sources of liquidity.  Earnings  would
                  typically  be  very   unstable,   and  the  level  of  overall
                  profitability  of the  entity is also  likely  to be low.  The
                  industry   environment   may  be  weak,  and  strong  negative
                  qualifying factors are also likely to be present.

ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

28083-1104